April 13, 2011 MedQuist Holdings Inc. Investor Presentation

Safe Harbor Language and Reconciliation of Non-GAAP Measures Information provided and statements contained in this presentation that are not purely historical, such as statements regarding the Company’s 2011 financial and operating performance, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and MedQuist Holdings Inc. assumes no obligation to update the information included in this presentation. Statements made in this presentation that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other disclosures and public filings made by MedQuist Holdings Inc., including filings with the SEC. Although MedQuist Holdings believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. In addition to the US GAAP results, MedQuist Holdings has provided certain non-GAAP financial measures in this presentation such as Adjusted EBITDA and Adjusted Net Income Per Share - Adjusted for IPO and Exchange Offer. The tables in the appendix to this presentation include a reconciliation of the historical non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company does not present in the presentation the comparable GAAP financial measure and the related reconciliation for the forward looking non-GAAP financial measures included in this presentation because management cannot predict with sufficient reliability certain contingencies required to estimate the comparable GAAP financial measures.

Introduction 1

Investment Highlights MedQuist Holdings Industry Leader in a Large, Growing and Fragmented Market Strong Volume Growth, Margin Expansion and Cash Flow Significant Organic and Acquisition Growth Opportunities Market Leading, Full End-to-End, Scalable Solutions

Who We Are We are a leading provider of clinical documentation solutions for the U.S. healthcare system Our Business We provide solutions that convert physicians’ dictations into high quality electronic records Scalable and integrated platform #1 provider in the U.S. based on revenue(1) As of December 31, 2010 ValueNotes, “The US Medical Transcription Industry”, March 2010 As of December 31, 2010 Our Model Our Clients 98% of revenue from recurring services(3) Strong organic growth combined with strategic acquisition opportunities Highly-efficient operating model, resulting in significant EBITDA generation and high cash net income Hospitals Clinics Large physician offices Our Industry(2) U.S. medical transcription industry is a $17.0B market; expected to rise to $21.2B in 2014 Currently 67% in-house; 33% outsourced Outsourcing is a $5.8B market, with the opportunity to increase market share

The Opportunity - Large, Growing Market Favorable Market Growth Drivers $17 Billion U.S. Transcription Market with Strong Growth Characteristics Projected to Rise to $21.2 Billion in 2014 33% Outsourced Now, Projected to Reach 38% by 2014 Medical Industry Cost Pressures Driving Shift Towards Outsourcing Average Savings of 25% to 40% with Our Solutions Regulatory Mandates Are Driving Need for More Electronic Records We Are Instrumental in Helping Customers Achieve “MEANINGFUL USE” Consolidation of Customer Purchasing Decisions Shifts volumes towards large-scale providers

MedQuist Nuance Transcend Local / Regional Providers 0.08 0.07 0.02 0.83 The Opportunity - Large, Fragmented Industry Outsourced Market Share How We Compare vs. Competitors 2010E Outsourced Market Share by Revenue Scale to service the largest, most complex customers Market leading, full end-to end, comprehensive clinical documentation solution Broad technology and complementary product offerings Competitive, low cost producer (1) 2010E revenue calculated as annualized run-rate based on quarter ending September 30, 2010, to give effect for full year Spheris revenues (2) Represents FY 2010A (ending September 30, 2010) revenue attributable to healthcare dictation operating segment (3) 2010E revenue calculated as annualized run-rate based on quarter ending September 30, 2010 (4) ValueNotes, “The US Medical Transcription Industry”, March 2010 (NASDAQ:NUAN) (NASDAQ:TRCR) MedQuist Holdings (1) (2) (3) Total 2010E Outsourced Market of $5.8B(4) These competitors have become unable to compete and represent a significant growth opportunity

Scale and expertise to meet the requirements of large, complex healthcare organizations 3x more Transcriptionists than next competitor Domestic or offshore production delivered through unified service platform, at customer preference Enables low cost production while maintaining high quality service 42% of volume produced offshore (1) 50% of our Transcriptionists and Editors are based in India (34 locations in 18 cities) Industry-Leading Platform Why We Are The Leader Process over 3.4 billion lines of transcription annually (2) As of December 31, 2010 Annualized run-rate based on quarter ending December 31, 2010 Medical Transcriptionists and Medical Editors Medical Transcriptionists and Medical Editors U.S. 6.8K India 7.1K Total 13.9K

Team matched to data intensive business servicing the healthcare industry, enabled by technology and delivered by people Demonstrated ability to achieve business growth Continuously focused on operational improvements Successfully integrated multiple acquisitions Proven results over last 2 years: 100+% increase in revenue Increased EBITDA 5-fold $28M in annualized synergies from recent acquisition Experience Management Skills Aligned with Market Opportunity Peter Masanotti - Chief Executive Officer Tony James - Chief Financial Officer Team SIGNIFICANT EXPERIENCE IN HEALTHCARE, DATA, TECHNOLOGY AND BPO SERVICE BUSINESSES

MedQuist

Our Integrated, Technology-Enabled, People-Supported Solutions

The physician narrative is the backbone of MedQuist. Physicians demand accurate, fast and easy-to-use solutions to record their interactions with patients.

CAPTURE



Physicians

Real-Time Speech Recognition

- Phone
- Digital Recorder
- Computer

MedQuist Front-End Platform



MANAGE

Medical Transcription and Editing / Workflow Management

- Mission critical service
- Human element required for superior accuracy and quality to enhance patient care
- 71%(1) automated speech recognition ("ASR")



ANALYZE

- Management tools for doctors and hospitals to measure profitability and effectiveness
- Web-based analytics and reporting





DISTRIBUTE

- Integrates with hospital databases and electronic health record ("EHR")
- Allows for sharing across departments and with the referring physician



(1) For the three months ended December 31, 2010

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CAPTURE DISTRIBUTE MANAGE Real-Time Speech Recognition Phone Digital Recorder Computer MedQuist Front-End Platform Our Integrated, Technology-Enabled, People-Supported Solutions Physicians ANALYZE Physicians must document every patient interaction Flexible dictation options Allow doctors to focus on patient care, thereby increasing doctor productivity

CAPTURE DISTRIBUTE MANAGE Medical Transcription and Editing / Workflow Management Our Integrated, Technology-Enabled, People-Supported Solutions ANALYZE Mission critical service Human element required for superior accuracy and quality to enhance patient care 71%(1) ASR Workflow management and process driven Match our specially trained medical transcriptionists and editors with hospitals, doctors and areas of expertise Enables consistent high quality service and rapid turn-around time For the three months ended December 31, 2010

CAPTURE DISTRIBUTE MANAGE Our Integrated, Technology-Enabled, People-Supported Solutions ANALYZE Management tools for doctors and hospitals to measure profitability and effectiveness Web-based analytics and reporting Performance measurement and monitoring tools Improve doctor efficiency and hospital profitability Basis for clinical decision-making and analysis

CAPTURE DISTRIBUTE MANAGE Integrates with hospital databases and electronic health record (“EHR”) Allows for sharing across departments and with the referring physician Our Integrated, Technology-Enabled, People-Supported Solutions ANALYZE Seamless integration with customers’ existing systems Customizable Unlock full potential of EHR system

Long-Standing and Expanding Customer Base Integrated Delivery Networks Academic Centers Group Practices Community Hospitals We Are Growing With Our Customers 2,400+ hospitals, clinics and physicians practices throughout the U.S. Supplier of choice to large hospitals 40% of hospital customers have 500+ licensed beds Average tenure of top 50 customers is 5+ years Our Customers Have Much More to Give

Leverage industry’s largest customer base for same-store growth - Our Customers Have Much More to Give Room for penetration among existing customers with additional facilities and departments Our customers are leading the consolidation of their industry, providing us with immediate, additional organic growth Mid-90% retention rate provides recurring revenue stream Untapped potential within in-house transcription, which still accounts for approximately 2/3 of the market Compelling cost advantage is driving the trend towards outsourcing Increased emphasis on smaller to mid-sized hospitals, which has not been our traditional focus Develop and enhance our customer solutions Our scale provides us the ability to make significant investments in development spending Development partnerships with customers are a competitive advantage, co-developed solutions make us even stickier with our customers Organic Growth Two-Tier Growth Strategy

Acquisition Opportunities Two-Tier Growth Strategy Clinical Documentation Providers Regional providers have become unable to compete due to inability to develop and implement technology and effectively utilize offshore production Numerous opportunities have been coming to market recently and the trend continues MedQuist has a proven ability to acquire and integrate acquisitions in a short amount of time Have realized significant cost synergies as we essentially acquire “books of business” to drive shareholder value Healthcare IT New, innovative healthcare IT solutions are continually being developed MedQuist’s existing platform and broad customer base enables efficient delivery of new technologies into the marketplace Acquired IT would expand and enhance MedQuist’s service offering to existing and prospective client base

Q4 2010 and FY2010 Update 2

Key Messages Q4 2010 results conclude a solid year of financial performance Volume, Adjusted EBITDA and Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer results in line with expectations Adjusted EBITDA margin and free cash flow generation reach record levels Solid FY 2010 results build on strong long-term track record Closed acquisition of Spheris in April 2010 Achieved $28M of annual run-rate synergies by Q4 from Spheris integration Continuation of Adjusted EBITDA growth and Adjusted EBITDA margin expansion Targeting solid Volume, Adjusted EBITDA and Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer gains in FY 2011 Strong visibility into FY 2011 volume growth, percentage of editing post-speech recognition and percentage of offshore production provide confidence in FY 2011 outlook

Solid Quarterly Results (Dollars in millions, except per share data) Q4 2009 Q4 2010 Growth% Total Clinical Documentation Volumes (1) (millions) 620 850 37% Adjusted EBITDA (2) $ 16.7 $ 27.6 66% Margin 19.5% 25.0% Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer (2) $ 0.23 $0.28 22% Free Cash Flow (2)(3) $ 13.1 $ 13.5 3% Total Clinical Documentation Volumes is defined as total lines processed on our clinical documentation platforms and/or transcribed or edited by our personnel. As defined in Appendix. Q4 2010 Free Cash Flow, normalized for capital expenditures and current tax provision in excess of full year quarterly average, would have been $17.2M, or an increase of 31% over Q4 2009.

Key Indicators and Drivers of Q4 2010 Growth Growth in Total Clinical Documentation Volumes (1) 850 million lines in Q4 2010 vs. 620 million lines in Q4 2009 3.4 billion annualized lines as of Q4 2010 Increase in offshore production 42% vs. 39% of total transcription volumes in Q4 2009 Increase in editing post-speech recognition 71% vs. 53% of total transcription volumes in Q4 2009 Total Clinical Documentation Volumes is defined as total lines processed on our clinical documentation platforms and/or transcribed or edited by our personnel.

(Dollars in millions, except per share data) FY 2009 FY 2010 Growth % Total Clinical Documentation Volume (1) (billions) 2.5 3.1 24% Adjusted EBITDA (2) $ 59.7 $ 85.5 43% Margin 16.9% 20.5% Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer (2) $ 0.79 $ 1.01 28% Free Cash Flow (2) $ 44.2 $ 54.5 23% Strong Full Year Performance Total Clinical Documentation Volumes is defined as total lines processed on our clinical documentation platforms and/or transcribed or edited by our personnel. As defined in Appendix.

(Dollars in millions, except per share data) Q1 2009 Q4 2010 Offshore Production (1) 30% 42% Volumes Edited Post-Speech Recognition (1) 41% 71% Adjusted EBITDA (2) $ 13.7 $ 27.6 Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer (2) $ 0.19 $ 0.28 Free Cash Flow (2)(3) $ 10.6 $ 13.5 Building on Long Term Track Record Expressed as percentage of Total Clinical Documentation Volumes. As defined in Appendix. Q4 2010 Free Cash Flow, normalized for capital expenditures and current tax provision in excess of full year quarterly average, would have been $17.2M.

2011 2012 2013 2014 2015 2016 East 0 20 20 20 115 85 Strong Balance Sheet Scheduled Amortization and Maturity (1) Pro forma for IPO and Exchange Offer less fees and expenses paid or payable after December 31, 2010, and a $25 million payment (including $20 million prepayment) on senior debt facility made in January 2011. Based on Q4 2010 Adjusted EBITDA annualized. Amounts reflect net proceeds of IPO and Exchange Offer Reflects $25M payment on Senior Debt facility in January 2011 ($20M prepayment) No principal amortization obligation until Q2 2012 Full availability on $25 million revolver Strong balance sheet to execute on growth strategies Cash $ 49 Debt $ 270 Net Debt $ 221 Total Net Leverage (2): 2.0 x As of December 31, 2010 (Pro forma) (1) (Dollars in millions)

FY 2011E % Growth vs. FY 2010 (Range) (Range) FY2011 Financial Outlook: Guidance Range Excludes any assumptions for potential acquisitions (Dollars in millions, except per share data) Total Clinical Documentation Volumes is defined as total lines processed on our clinical documentation platforms and/or transcribed or edited by our personnel. As defined in Appendix. Total Clinical Documentation Volume (1) (billions) 3.5 - 3.7 2.9% - 8.8% Adjusted EBITDA (2) $112 - $116 31.0% - 35.7% Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer (2) $1.24 - $1.31 22.8% - 29.7%

FY2011 Financial Outlook: Key Factors Targeting 3-9% volume growth Driven by stabilization of Spheris book of business Strong new signings in FY 2010 with strong pipeline entering FY 2011 Given recurring nature of volumes, good visibility into FY 2011 Targeting continued Adjusted EBITDA growth and margin expansion Driven by increased editing post-speech recognition and offshore production, and leveraging growing volumes on our scalable platform Implementing full integration of MedQuist Inc. and MedQuist Holdings Targeting solid Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer and FCF gains Federal NOL carry forwards of $102 million as of 12/31/10, approximately 75% available through 2014 Approximately $194 million in goodwill and acquisition related intangibles, over 60% of which will be amortized for tax purposes over the next 5 years

Investment Highlights MedQuist Holdings Industry Leader in a Large, Growing and Fragmented Market Strong Volume Growth, Margin Expansion and Cash Flow Significant Organic and Acquisition Growth Opportunities Market Leading, Full End-to-End, Scalable Solutions

Appendix 3

FY2011 Financial Outlook: Recent Events MedQuist Holdings Inc. IPO Changed Company name from CBaySystems Holdings Limited to MedQuist Holdings Inc. Delisted from AIM and redomiciled in Delaware Listed shares on NASDAQ under the ticker MEDH and closed IPO of 4.5 mm shares (3.0 mm primary shares and 1.5 mm secondary shares) in February 2011 Raised net proceeds of $14.8 mm (net of underwriting fees and expenses) Exchange Offer for MedQuist Inc. Shares Completed private exchange offer on February 11, increasing holdings to 82.2% Completed public exchange offer on March 15, increasing ownership to approximately 97% Intend to conduct a short form merger to acquire the remaining 3% Voluntary NASDAQ delisting of MEDQ to occur on or about April 14, 2011

Non-GAAP Reconciliation 2010 2009 2010 2009 Net income attributable to MedQuist Holdings Inc. 2,083 $ 962 $ 8,507 $ 735 $ Net income attributable to noncontrolling interest 4,006 1,793 9,240 7,085 (Income) loss from discontinuing operations (218) 71 (556) 1,351 Income tax provision (benefit) (2,159) (221) (2,312) 1,012 Interest expense, net 7,299 2,149 19,268 9,019 Loss on extinguishment of debt 13,525 - 13,525 - Depreciation and amortization 8,872 6,446 32,617 25,366 Restructuring charges 1,759 2,246 3,672 2,727 Acquisition and integration related charges 512 1,246 7,407 1,246 Cost of legal proceedings and settlements 820 1,403 3,605 14,943 Accrual reversals - - - (1,864) Gain on sale of investment (8,780) - (8,780) - Equity in (income) loss of affiliated company (77) 602 (693) (1,933) Adjusted EBITDA 27,642 $ 16,697 $ 85,500 $ 59,687 $ Adjusted EBITDA as a percentage of net revenues 25.0% 19.5% 20.5% 16.9% Three Months Ended Year Ended December 31, December 31, (Dollars in thousands) Reconciliation of Net Income to Adjusted EBITDA (Unaudited)

Non-GAAP Reconciliation Net income (loss) attributable to MedQuist Holdings Inc. (3,223) $ Net income attributable to noncontrolling interest 335 (Income) loss from discontinuing operations 437 Income tax provision (benefit) 351 Interest expense, net 2,322 Loss on extinguishment of debt - Depreciation and amortization 6,355 Restructuring charges - Acquisition and integration related charges - Cost of legal proceedings and settlements 7,774 Accrual reversals Gain on sale of investment - Equity in (income) loss of affiliated company (72) Adjusted EBITDA 13,716 $ Adjusted EBITDA as a percentage of net revenues 15.3% Three Months Ended March 31, 2009 (Dollars in thousands) Reconciliation of Net Income to Adjusted EBITDA (Unaudited) (563)

Non-GAAP Reconciliation (Dollars in thousands) Free Cash Flow (Unaudited) Adjusted EBITDA 27,642 $ 16,697 $ 85,500 $ 59,687 $ Less: Interest expense, net (7,299) (2,149) (19,268) (9,019) Non-cash interest expense 803 - 4,132 3,272 Capital expenditures (including internal-use software) (4,687) (2,331) (14,307) (9,470) Tax (provision) benefit 2,159 221 2,312 (1,012) Add: Deferred tax provision (benefit) (5,072) 693 (3,903) 695 Free Cash Flow (1) 13,546 $ 13,131 $ 54,466 $ 44,153 $ Adjusted EBITDA 27,642 $ 16,697 $ 85,500 $ 59,687 $ Depreciation and amortization (excluding acquired intangibles) (3,869) (3,534) (16,482) (13,686) Cash interest (total expenses less non-cash) (6,496) (2,149) (15,137) (5,747) Current tax provision (benefit) (2,913) 914 (1,590) (333) Adjusted Net Income 14,364 $ 11,928 $ 52,291 $ 39,921 $ Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer: Basic (2) 0.28 $ 0.23 $ 1.03 $ 0.79 $ Diluted (2) 0.28 $ 0.23 $ 1.01 $ 0.79 $ Adjusted Net Income (Unaudited) 2010 2009 2010 2009 Three Months Ended Year Ended December 31, December 31, Q4 2010 Free Cash Flow, normalized for capital expenditures and current tax provision in excess of full year quarterly average, would have been $17.2M. Based on pro forma shares outstanding for the IPO and Exchange Offer.

Non-GAAP Reconciliation (Dollars in thousands) Free Cash Flow (Unaudited) Adjusted EBITDA 13,716 $ Less: Interest expense, net (2,322) Non-cash interest expense 1,931 Capital expenditures (including internal-use software) (2,003) Tax (provision) benefit (351) Add: Deferred tax provision (benefit) (359) Free Cash Flow 10,612 $ Adjusted EBITDA 13,716 $ Depreciation and amortization (excluding acquired intangibles) (3,471) Cash interest (total expenses less non-cash) (391) Current tax provision (benefit) (710) Adjusted Net Income 9,144 $ Adjusted Net Income Per Diluted Share - Adjusted for IPO and Exchange Offer: Basic (1) 0.18 $ Diluted (1) 0.18 $ (1) Based on pro forma shares outstanding for the IPO and Exchange Offer. Adjusted Net Income (Unaudited) Three Months Ended March 31, 2009

MedQuist

Non-GAAP Reconciliation

(In thousands)

Share Calculation

	Three Months Ended December 31,		Year Ended December 31,	
	2010	2009	2010	2009
MedQuist Holdings Shares				
Basic outstanding	35,158	35,013	35,012	34,692
Effect of diluted options	1,212	-	942	-
Diluted shares	36,370	35,013	35,954	34,692
MedQuist Inc. Shares				
Basic outstanding	37,556	37,556	37,556	37,556
Effect of diluted Options	34	-	-	-
Diluted shares	37,590	37,556	37,556	37,556
Minority interest – basic (1)	11,455	11,455	11,455	11,455
Minority interest – diluted (1)	11,465	11,455	11,455	11,455
Proforma Shares Outstanding for Exchange Offer				
Basic	46,613	46,468	46,467	46,167
Diluted	47,835	46,468	47,409	46,147
Proforma Shares Outstanding for IPO and Exchange Offer				
Basic	50,932	50,787	50,786	50,466
Diluted	52,124	50,787	51,728	50,466

(1) Assumes the issuance of our common stock in exchange for shares of MedQuist Inc. common stock pursuant to terms of private and public Exchange offers, which will increase our ownership in MedQuist Inc. from 69.5% to 100%. We have completed our exchange offers, and we currently own approximately 97% of MedQuist Inc.

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MedQuist

Non-GAAP Reconciliation

(In thousands)

Share Calculation

	Three Months Ended March 31, 2009
MedQuist Holdings Shares	
Basic outstanding	34,442
Effect of diluted options	-
Diluted shares	34,442
MedQuist Inc. Shares	
Basic outstanding	37,556
Effect of diluted Options	-
Diluted shares	37,556
Minority interest – basic (1)	11,455
Minority interest – diluted (1)	11,455
Proforma Shares Outstanding for Exchange Offer	
Basic	45,897
Diluted	45,897
Proforma Shares Outstanding for IPO and Exchange Offer	
Basic	50,216
Diluted	52,216

(1) Assumes the issuance of our common stock in exchange for shares of MedQuist Inc. common stock pursuant to terms of private and public Exchange offers, which will increase our ownership in MedQuist Inc. from 69.5% to 100%. We have completed our exchange offers, and we currently own approximately 97% of MedQuist Inc.

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Non-GAAP Reconciliation (Dollars in millions) Portion of fees paid or payable after December 31, 2010. Sum of long term debt ($266.7) and current portion of long term debt ($27.8). Cash Reconciliation Cash Reconciliation Debt Reconciliation Debt Reconciliation Cash and cash equivalents as of December 31, 2010 Cash and cash equivalents as of December 31, 2010 $67 Debt as of December 31, 2010 (2) Debt as of December 31, 2010 (2) $295 Less: Debt Paydown in January 2011 Less: Debt Paydown in January 2011 (25) Less: Debt Paydown in January 2011 Less: Debt Paydown in January 2011 (25) Plus: Net IPO Proceeds Plus: Net IPO Proceeds 22 Less: IPO Fees (1) Less: IPO Fees (1) (6) Less: Exchange Offer Fees (1) Less: Exchange Offer Fees (1) (10) Pro Forma Cash as of December 31, 2010 Pro Forma Cash as of December 31, 2010 $49 Pro Forma Debt as of December 31, 2010 Pro Forma Debt as of December 31, 2010 $270

Non-GAAP Definitions Adjusted EBITDA Adjusted EBITDA, a non-GAAP financial measure, is defined by the Company as Net Income excluding taxes, interest, equity in income of an affiliated company, depreciation, amortization, cost of legal proceedings and settlements, acquisition related charges, restructuring charges and certain non-recurring accrual reversals. Management believes Adjusted EBITDA is useful as a supplemental measures of the Company’s financial results because it removes costs not related to the Company’s operating performance. Management believes that Adjusted EBITDA should be considered in addition to, but not as a substitute for items presented in accordance with GAAP that are presented in this presentation. A reconciliation of Net income to Adjusted EBITDA is provided above. Free Cash Flow Free Cash Flow, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less interest expense (net of non-cash interest), less capital expenditures (including capitalized software development costs), and less current tax provision. Management believes that utilization of Free Cash Flow is an important non-GAAP measure of the Company’s ability to convert operating results into cash. Adjusted Net Income Adjusted Net Income, a non-GAAP financial measure, is defined by the Company as Adjusted EBITDA less amortization expense (net of amortization related to acquired intangibles), less interest expense (net of non-cash interest), and less current tax provision. We measure Adjusted Net Income based on Pro forma Shares Outstanding for IPO and Exchange Offer (see below). Management believes that utilization of Adjusted Net Income is an important non-GAAP financial measure of our normalized operating results.

Non-GAAP Definitions Pro forma Shares Outstanding for IPO and Exchange Offer For purposes of evaluating our results on per-share metrics, many of our computations utilize proforma share computations. Our measure of proforma shares include our Basic and Diluted share computations utilized for GAAP purposes, plus our estimate of the impacts of minority interest shares outstanding of 11.5 million shares and 3.0 million primary shares issued by us in our initial public offering as well as 1.3 million other shares issued after December 31, 2010.